EXHIBIT 32.2
 CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solar EnerTech Corp. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthea Chung, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the period expressed in this Report.

Date: December 22, 2008	By:	/s/ Anthea Chung
Anthea Chung
Chief Financial Officer